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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Rowan Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROWAN COMPANIES, INC.
2800 POST OAK BOULEVARD, SUITE 5450
HOUSTON, TEXAS 77056-6127
D. F. McNEASE
CHAIRMAN OF THE BOARD

March 17, 2005
Dear Stockholder:
           We invite you to attend the Annual Meeting of Stockholders of Rowan Companies, Inc., which will be held in the Williams Auditorium located on Level 2 of the Williams Tower, 2800 Post Oak Boulevard, Houston, Texas, on Friday, April 22, 2005 at 9:00 a.m., Central Time. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.
           At the meeting, stockholders will be asked to elect three Class II Directors. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTOR.
           Also at the meeting, stockholders will be asked to vote on a proposal submitted by the Board of Directors of the Company for adoption of the 2005 Rowan Companies, Inc. Long-Term Incentive Plan, which will replace the Company’s current stock option plans. This proposal is described more fully in the accompanying proxy statement, which you are urged to read carefully. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED LONG-TERM INCENTIVE PLAN.
           Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.
           Both your interest and participation in the affairs of the Company are appreciated.

Sincerely,

D. F. McNease
Chairman

Rowan Companies, Inc. 2005 Proxy Statement

NOTICE OF ANNUAL MEETING OF ROWAN STOCKHOLDERS

Date:	Friday, April 22, 2005

Time:	9:00 a.m., Central Time

Place:	Williams Tower, Level 2 Auditorium 2800 Post Oak Boulevard Houston, Texas

Purpose:	• To elect three Class II Directors for three-year terms
• To consider and vote upon adoption of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan
• To conduct other business if properly raised

Only stockholders of record on February 28, 2005 may vote at the meeting.
YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE AT YOUR EARLIEST CONVENIENCE.
Mark H. Hay
Secretary
March 17, 2005

Rowan Companies, Inc. 2005 Proxy Statement

Audit Committee Charter	Appendix A

2005 Rowan Companies, Inc. Long-Term Incentive Plan	Appendix B

Rowan Companies, Inc. 2005 Proxy Statement

GENERAL INFORMATION

Who may vote
Stockholders of Rowan Companies, Inc., as recorded in our stock register on February 28, 2005, may vote at the meeting. On that date, there were 108,013,581 shares of Rowan’s common stock outstanding. Each share is entitled to one vote on the matters to be presented at the meeting.

How to vote
You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you are unable to attend the meeting, you must complete and return the enclosed proxy card to ensure that your shares are voted at the meeting.

How a proxy works
Rowan’s Board of Directors is asking for your proxy. Giving us your proxy means you authorize the persons appointed as proxies to vote your shares at the meeting in the manner that you have indicated on the proxy card. You may vote for all, some or none of our director nominees, and you may vote for or against the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan. You may also abstain from voting.
If you sign and return the enclosed proxy card but do not indicate your vote, the appointed proxies will vote your shares in favor of our director nominees, and in favor of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan.
You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name are covered by one card and any shares held by someone else, such as a stockbroker, may be covered by a separate card. Rowan employees receive a separate card for any shares they hold in Rowan’s 401(k) plans.

How we solicit proxies
We are mailing this proxy statement and the proxy card on or about March 17, 2005. In addition to this mailing, Rowan employees may solicit your proxy personally, electronically or by telephone. Rowan will pay all costs of solicitation and has retained D. F. King & Co., Inc. to assist with the solicitation at an estimated cost of $9,000, plus reasonable expenses. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending these materials to you.

Revoking a proxy
You may revoke your proxy before it is voted by submitting a new proxy card with a later date, by voting in person at the meeting or by notifying Rowan’s Corporate Secretary in writing before 5:00 P.M., Central Time, on the day before the meeting at the address listed under “Questions?” on page 22.

Quorum
In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares must be represented at the meeting, either by proxy or in person. You are considered present at the meeting if you attend or are represented by a valid proxy, regardless of whether your proxy card is marked as casting a vote or as abstaining or is left blank. Any shares owned by Rowan and held in treasury are not voted and do not count for this purpose.

Votes needed
The election of each nominee for Class II Director will be decided by a plurality of the votes cast.
Unless another vote is specifically required by law or by Rowan’s Bylaws, approval of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan and any other matter to properly come before the meeting shall be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.
Only votes cast for or against are counted in determining the voting outcome. Abstentions and broker non-votes are counted for quorum purposes, but not for voting purposes. Broker non-votes occur when a broker returns a proxy, but does not have the authority to vote on a particular matter.

Other Business
We are not aware of any other matters that are to be presented for action at the meeting. However, if any other matters properly come before the meeting, your shares will be voted in accordance with the discretion of the appointed proxies unless you indicate otherwise on your proxy card.

Rowan Companies, Inc. 2005 Proxy Statement

ELECTION OF DIRECTORS

The Rowan Board of Directors consists of three classes:

o	Class I has four directors
o	Class II has three directors
o	Class III has two directors
Each class of directors is elected for a three-year term, and the current terms will expire on the date of Rowan’s annual meeting, in the year indicated:

o	Class I 2007
o	Class II 2005
o	Class III 2006
Three Class II Directors are to be elected at this meeting. Messrs. R. G. Croyle, D. F. McNease and Lord Moynihan, each an incumbent Class II Director of the Company, were nominated by the Nominating and Corporate Governance Committee of the Board of Directors to be nominees for Class II Director, a decision with which the full Board concurred.
Mr. Henry O. Boswell, a Class III Director of the Company, retired from the Board on January 10, 2005. The Board expresses its gratitude to Mr. Boswell for his valuable and devoted service as a Director of the Company since 1988. As a result of Mr. Boswell’s retirement, a vacancy exists for Class III, which is expected to be filled within the next 60 to 90 days by the remaining Class III Directors (as permitted by the Company’s Bylaws).
If a director nominee becomes unavailable to serve prior to the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.
The Board recommends that you vote FOR each of the nominees listed below.

DIRECTOR NOMINEES

			Director
Name	Principal Occupation For the Past Five Years(1)	Age	Since

Class II (Term to expire in 2008)

R. G. Croyle	Vice Chairman of the Board and Chief Administrative Officer of the Company since August 1, 2002; Executive Vice President of the Company from October 1993 to August 2002 (2)	62	1998

D. F. McNease	Chairman of the Board of the Company since May 1, 2004; Chief Executive Officer of the Company since May 1, 2003; President of the Company since August 1, 2002; Executive Vice President of the Company and President of its Drilling Subsidiaries from April 1999 to August 2002 (2)	53	1998

Lord Moynihan	Senior Partner of London-based Colin Moynihan Associates (energy advisors) since 1993 and Executive Chairman of Clipper Windpower Europe Ltd. and Clipper Windpower Marine Ltd. (wind turbine technology) since January 2005; Executive Chairman (1999-2003) of London-based Consort Resources Ltd. (upstream UK natural gas company); Member of the British House of Lords since 1997	49	1996
(Table continued on following page)

Rowan Companies, Inc. 2005 Proxy Statement
CONTINUING DIRECTORS

			Director
Name	Principal Occupation For the Past Five Years(1)	Age	Since

Class III (Term expires in 2006)

Frederick R. Lausen	Retired in 2002; formerly Vice President (1986 to May 2002) of Davis Petroleum, Inc. (oil and gas exploration and production)	67	2000

C. R. Palmer	Chairman of the Board of the Company from January 1972 to May 2004; Chief Executive Officer of the Company from January 1972 until May 2003; President of the Company from May 1973 to August 2002	70	1969
Class I (Term expires in 2007)

William T. Fox III	Retired in 2003; formerly Managing Director (1994-2003) responsible for the global energy and mining businesses of Citigroup (corporate banking)	59	2001

Sir Graham Hearne	Retired in 2002; formerly Chairman (1991-2002) and Chief Executive Officer (1984-1991) of Enterprise Oil plc (oil and gas exploration and production)	67	2004

H. E. Lentz	Advisory Director of Lehman Brothers Inc. (investment bankers) since January 2004; Consultant to Lehman Brothers Inc. in 2003; Managing Director of Lehman Brothers Inc. (1993 to January 2003)	60	1990

P. Dexter Peacock	Of Counsel to Andrews Kurth LLP (law firm) since 1997; formerly Managing Partner of Andrews Kurth LLP.	63	2004

(1)	Directorships other than those listed in the table are as follows: Mr. Peacock is a director of Cabot Oil & Gas Corporation, Mr. Lentz is a director of Peabody Energy Corp. and CARBO Ceramics Inc., and Sir Graham Hearne is a director of Gallaher Group plc.

(2)	Information regarding the compensation of Messrs. Croyle and McNease is disclosed in the Summary Compensation Table under “Executive Compensation Tables” on page 13.

Rowan Companies, Inc. 2005 Proxy Statement

PROPOSED LONG-TERM INCENTIVE PLAN

The Board of Directors recommends that you vote FOR approval of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan (the “Plan”).
The capitalized terms used herein have the meaning as set forth in the Plan, the full text of which is attached at Appendix B. The following summary of the key provisions of the Plan is qualified in its entirety by reference to Appendix B.
Purpose of the Plan. The 2005 Rowan Companies, Inc. Long-Term Incentive Plan is intended to promote the interests of Rowan and its stockholders by encouraging Employees and Non-Employee Directors of the Company to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors also believes this Plan will better enable Rowan to compete for the services of the individuals needed for the continued growth and success of the Company. Upon approval by the stockholders of the Company, this Plan will replace the Restated 1988 Nonqualified Stock Option Plan, as Amended, and the 1998 Nonemployee Directors Stock Option Plan.
Term of the Plan. The Plan will terminate upon, and no further Awards will be made, after the tenth anniversary of the Effective Date, which is expected to be April 22, 2005.
Shares Subject to the Plan. The maximum number of shares of Common Stock that may be issued under the Plan shall be 3,400,000 shares. The maximum number of shares that may be issued as Full Value Awards under the Plan shall be 1,700,000 shares. Other plan limitations include:

•	Annual individual Performance Awards are limited to 500,000 shares

•	Annual individual Awards to Non-Employee Directors are limited to 5,000 shares

•	No more than 250,000 shares can be issued to all Non-Employee Directors during the life of the Plan

•	No more than 1,000,000 shares can be issued pursuant to Incentive Options during the life of the Plan. In addition, the value of shares that may become exercisable for the first time in any one year as Incentive Options may not exceed $100,000.
Administration of the Plan. The Plan will be administered by a Committee of the Company’s Board of Directors, which will have broad authority to (i) interpret the Plan and all Plan Awards, (ii) make, amend and rescind any rules it deems necessary for the proper administration of the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan. The Board of Directors may amend, suspend or terminate the Plan without the consent of any person; provided, however, that no amendment, suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or materially adversely affect such person’s rights with respect to such Award. No amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by applicable legal requirements or the requirements of any securities market or exchange on which the Company’s stock is listed. Any action taken or determination made by the Committee shall be final, binding and conclusive on all affected persons.
Granting of Awards to Participants. Subject to the terms and conditions set forth in the Plan, the Committee will have broad authority to determine who may participate in the Plan and the type and size of the Awards to participants. Any Employee, Consultant or Non-Employee Director may be selected by the Committee to participate in the Plan. In selecting participants and determining Awards, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company and any other factors that it may deem relevant. No member of the Committee will vote or act upon any matter relating solely to himself, and grants of Awards to members of the Committee must be ratified by the Board.
Type of Plan Awards. Awards granted under the Plan may include any of the following:

•	Non-Qualified Options are options to purchase shares of Common Stock at an exercise price of not less than 100% of the Fair Market Value (“FMV”) Per Share on the date of grant. Options may not be repriced without stockholder approval.

•	Incentive Options are options designed to meet certain tax code provisions, which provide favorable tax treatment to optionees if certain conditions are met. Incentive Options are issued at an exercise price not less than 100% of the FMV Per Share on the date of grant and may only be granted to Employees of the Company.

•	Restricted Stock Units are rights to receive (without a cash payment) a specified number of shares of Common Stock or the FMV of such Common Stock in cash upon expiration of the deferral period specified for such Restricted Stock Units by the Committee.

•	Restricted Stock is Common Stock subject to such forfeiture and other restrictions as the Committee, in its sole discretion, shall determine. Restricted Stock

Rowan Companies, Inc. 2005 Proxy Statement

may not be transferred prior to the lapse of such restrictions.

•	Stock Appreciation Rights are rights to receive shares of Common Stock, the value of which is equal to the spread or excess of (i) the FMV Per Share on the date of exercise over (ii) the FMV Per Share on the date of grant with respect to a specified number of shares of Common Stock. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants and Non-Employee Directors.

•	Common Stock may be sold or granted as a bonus under the Plan to Employees, Consultants or Non-Employee Directors, in the discretion of the Committee, on such terms and conditions as it may establish.
Performance Awards. The Committee may grant Performance Awards to Employees, Consultants or Non-Employee Directors based on performance criteria measured over a period of not less than six (6) months and not more than ten (10) years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions. The performance goals for Performance Awards will consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. For any Award granted to an Employee that is intended to meet the requirements of the performance-based exception of Internal Revenue Code section 162(m), one or more of the following business criteria will be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) price per share; (iii) revenues; (iv) cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; (xviii) safety record; (xix) environmental compliance; and (xx) budget compliance. Any of the performance goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or components thereof or a group of comparable companies.
Vesting. Except in the case of terminations of employment due to death, Disability, Retirement, Change of Control or such other special circumstances as the Committee in its sole discretion shall determine, any Full Value Award granted under the Plan to an Employee shall not become 100% vested until at least three years from the date of grant. Any such Award can vest ratably over such three-year period and can be up to 25% vested immediately upon date of grant. The foregoing vesting requirement will not apply to (i) Awards to Non-Employee Directors or Consultants, (ii) Awards made to Employees not exceeding 5% of the total shares available for Awards as of the Effective Date, or (iii) Awards made contingent upon stockholder approval of the Plan which were authorized by the Company’s Compensation Committee prior to the Effective Date.
Share Counting and Forfeitures. Shares issued in connection with the exercise of an Award, or those withheld from issuance for the payment of taxes or exercise price, will no longer be available for any further Award under the Plan. The full number of any Stock Appreciation Rights granted shall be counted against the number of shares available for Award under the Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Rights. When an Award can no longer be exercised due to forfeiture, the number of shares will be released from such Award and thereafter be available under the Plan for the grant of additional Awards.
Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Restricted Stock Unit or Restricted Stock will be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years.
Director Recommendation. The Rowan Board of Directors voted to recommend the Plan for stockholder approval by an 8-to-1 margin, with Mr. C.R. Palmer, a class III Director of the Company, casting the dissenting vote. Mr. Palmer has advised the Board that he intends to vote his shares against the proposal.
The Board of Directors recommends that you vote FOR approval of the 2005
Rowan Companies, Inc. Long-Term Incentive Plan.

Rowan Companies, Inc. 2005 Proxy Statement

DIRECTOR COMPENSATION AND ATTENDANCE

Rowan employees receive no additional compensation for serving as directors. Nonemployee directors receive one or more of the following fees:

•	$40,000 annual board retainer

•	$10,000 annual committee chairman retainer ($15,000 for Audit Committee)

•	$2,000 per regular or special Board meeting attended

•	$2,000 per committee meeting attended ($3,000 for Audit Committee)

•	$1,000 per telephonic Board or committee meeting
Each nonemployee director is reimbursed for reasonable travel expenses.
In 2004, each nonemployee director received a grant of 3,000 Restricted Stock Units, to be issued only upon the approval of the 2005 Rowan Companies, Inc. Long-Term Incentive Plan. See pages 4 and 5 for more information regarding the proposed long-term incentive plan.
In previous years, nonemployee directors received annual stock options awards under the 1998 Rowan Companies, Inc. Nonemployee Directors Stock Option Plan. Options granted under the plan have an exercise price based upon the average of the high and low sales prices of the Company’s common stock on the date of grant, become 100% exercisable one year after the date of grant and expire after five or ten years. In 2004, following their election to the Board of Directors, Mr. Peacock and Sir Graham Hearne were each granted an option for 10,000 shares at an option exercise price of $22.00 per share. Also in 2004, Mr. Palmer was granted an option for 30,000 shares at an option exercise price of $25.27 per share following his retirement as Chairman of the Board.
Directors are expected to meet their responsibilities by attending at least 75% of scheduled meetings of the Board and the committees on which they serve. The Board of Directors held 11 meetings in 2004 and each director attended at least nine meetings. Directors are strongly encouraged to attend annual meetings of Company stockholders and each of our directors attended the last annual meeting.

Rowan Companies, Inc. 2005 Proxy Statement

BOARD COMMITTEES

		Nominating &			Health,
		Corporate			Safety &
	Audit	Governance	Compensation	Executive	Environment

R. G. Croyle					Member

William T. Fox III	Chairman	Member		Member

Sir Graham Hearne	Member	Member	Member		Member

Frederick R. Lausen	Member	Member			Member

H. E. Lentz		Chairman	Member	Member

D. F. McNease				Member	Member

Lord Moynihan		Member			Chairman

C. R. Palmer				Chairman

P. Dexter Peacock	Member	Member	Chairman		Member

2004 meetings	8	4	4	2	5

The Audit Committee has as its principal functions those responsibilities described in the Audit Committee Report on pages 11 and 12 and in the Audit Committee’s Charter attached as Appendix A.
The Nominating and Corporate Governance Committee generally identifies qualified board candidates and develops and recommends to the Board of Directors the corporate governance principles applicable to the Company.
As described under “Director Nominations” on page 21, the Committee will consider for election to the Board qualified nominees recommended by stockholders. Any such stockholder recommendations must be submitted not less than 60 days prior to the anniversary date of the previous annual meeting and, in the case of a special meeting, not more than ten days following the earlier of the date of the meeting notice or the public announcement notice.
The Compensation Committee recommends to the Board of Directors the compensation to be paid to the executive and other officers of the Company and its subsidiaries and any plan for additional compensation that it deems appropriate. In addition, the Committee administers the Company’s debenture, stock option and long-term and short-term incentive plans, having broad authority to interpret the plans and to make all determinations necessary or advisable for the administration of the plans. See the Committee’s report on pages 9 and 10.
The Executive Committee has the authority to exercise all of the powers of the Board in the management of the business and affairs of the Company, except for certain qualifications noted in the Company’s Bylaws.
The Health, Safety and Environment Committee reviews the Company’s performance and policies with respect to health, safety and environmental matters and, when appropriate, makes recommendations to the full Board regarding such matters.

Rowan Companies, Inc. 2005 Proxy Statement

DIRECTOR AND OFFICER STOCK OWNERSHIP

As of February 28, 2005, Rowan’s directors and officers collectively owned 4,394,274 shares or 4.1% of the Company’s outstanding common stock, including shares acquirable through April 29, 2005 by the exercise of stock options or the conversion of subordinated debentures. No continuing director, nominee or executive officer owned more than 1% of Rowan’s outstanding shares, except Mr. Palmer who owned 2.1% of the common stock.
The following table sets forth the number of shares of Rowan stock owned by each director, the five most highly compensated executive officers of the Company (the “Named Executive Officers”) and all directors and executive officers as a group. Unless otherwise indicated, each individual has sole voting and dispositive power with respect to the shares shown below.

				Shares Aquirable within 60 Days(2)

					Debentures (Series and Conversion Price)
	Shares									Total
	Beneficially		401(k)		Series A	Series B	Series C	Series D	Series E	Beneficial
Name	Owned		Plan(1)	Options	$29.75	$14.06	$28.25	$32.00	$13.12	Ownership

Directors:
R. G. Croyle	18,000			187,579	16,807	35,556	35,009			292,951
William T. Fox III	1,000			14,000						15,000
Sir Graham Hearne	1,000			10,000						11,000
Frederick R. Lausen	17,000	(3)		17,000						34,000
H. E. Lentz	33,200	(4)		15,000						48,200
D. F. McNease	52,687		8,509	297,579	16,807	35,556	35,009			446,147
Lord Moynihan	4,000			15,000						19,000
C. R. Palmer	1,027,832	(5)	10,394	418,944	84,034	177,777	180,000	300,000	91,006	2,289,987
P. Dexter Peacock	3,500			10,000						13,500
Other Executive Officers:
E. E. Thiele	131,212		7,567	136,733	16,807	35,556	35,009			362,884
P. L. Kelly	10,000			37,500	10,084		20,000			77,584
J. L. Buvens	7,500			77,055						84,555
All Directors and Executive Officers as a group (20 in number)	1,485,488		47,621	1,684,731	154,623	305,778	325,027	300,000	91,006	4,394,274

(1)	Reflects shares of Rowan stock allocated to participants in the Rowan Companies, Inc. Savings and Investment Plan. The Plan participants have sole voting power and limited dispositive power over such shares.

(2)	Included herein are shares of Rowan stock that may be acquired through April 29, 2005 through the exercise of Nonqualified Stock Options and the conversion of Series A, Series B, Series C, Series D and Series E Floating Rate Subordinated Convertible Debentures.

(3)	Mr. Lausen’s shares are owned jointly with his wife.

(4)	Mr. Lentz’s shares are owned jointly with his wife. The total includes 200 shares held in the names of Mr. Lentz’s two children with respect to which Mr. Lentz’s wife serves as custodian. Mr. Lentz disclaims beneficial ownership of such shares.

(5)	Includes 33,132 shares held in a charitable foundation for which Mr. Palmer is one of three trustees. Mr. Palmer has no pecuniary interest in the shares held in such charitable foundation and disclaims beneficial ownership of such shares. Also included are 1,680 shares owned by Mr. Palmer’s wife. Mr. Palmer disclaims beneficial ownership of such shares.

Rowan Companies, Inc. 2005 Proxy Statement

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Policy for Executive Officers
Under the supervision of the Compensation Committee (the “Committee”) of the Board of Directors, Rowan has developed and implemented compensation policies and programs that seek to retain and motivate employees whose performance contributes to our goal of maximizing stockholder value in a volatile industry. In addition, these compensation policies attempt to align the executive officers’ interests with those of the stockholders by providing incentive compensation based on the value of Rowan’s common stock. The Committee makes compensation decisions after reviewing recommendations prepared by Rowan’s Chief Executive Officer (which do not include recommendations regarding his own compensation), with the assistance of independent compensation consultants. Rowan historically has combined salaries with stock option grants, convertible debenture offerings and selected cash bonuses to provide a compensation balance. The balance established by the Committee is designed to recognize past performance, retain key employees and encourage future performance. In 2004, the Company reduced the number of stock options it granted and substituted grants of Restricted Shares, subject to the approval of the Long-Term Incentive Plan proposed for adoption herein. There will be no more convertible debentures or discounted stock options granted. In 2004, the Committee also established a Profit Sharing and Bonus Plan for key employees, based on earnings before interest, income taxes, depreciation and amortization charges (EBITDA). It is the current intent of the Committee to continue basing a substantial part of executive compensation on objective, performance-based criteria.
In approving and establishing compensation for an executive officer, several factors are considered by the Committee. Performance criteria include individual contribution and performance, overall Rowan performance versus that of its competitors and performance of Rowan’s common stock in comparison to prior levels and to the relative stock prices of its competitors. When evaluating individual performance, particular emphasis has been placed on the executive officer’s ability to develop innovative ways to obtain better returns on Rowan’s assets and to respond to prevailing conditions in the drilling and manufacturing industries. Emphasis is also placed upon an individual’s integrity, loyalty and competence in his areas of responsibility. When evaluating the foregoing performance criteria in setting executive compensation, the Committee gives greatest weight to those factors it believes have or will contribute the most towards maximizing stockholder value and increasing Rowan’s financial viability. The factors that contribute the most towards these goals vary depending on the state of the industries in which Rowan operates.
The Committee met four times during 2004. At its February 2004 meeting, the Committee deliberated over various governance matters and approved the Committee’s charter and form of self-evaluation.
At its April 2004 meeting, the Committee reviewed the compensation of Company officers and other key employees, including the Chief Executive Officer, and determined, based upon prevailing and anticipated near-term industry conditions and their effects on the Company’s operations, to defer any changes at that time.
Also at its April 2004 meeting, the Committee approved a short-term incentive compensation plan for LeTourneau, Inc., the Company’s wholly-owned subsidiary, whereby any cash awards to officers and managers of LeTourneau are dependent upon the operational and financial performance of that subsidiary.
At its July 2004 meeting, the Committee approved certain short-term incentive compensation plans for officers and key employees of the Company, including the Chief Executive Officer and the other Named Executive Officers, whereby cash awards are dependent primarily upon the financial performance of the Company’s drilling operations. The Committee determined that the plans would properly incentivize the Company’s key employees, while enabling the Committee to limit future nonqualified stock option grants and eliminate any future discounting of option exercise prices.
Also at its July 2004 meeting, the Committee determined, based upon the Company’s recent financial results and uncertain near-term industry conditions, to continue to defer any broad-based salary increases or other cash awards for officers and key employees at that time, except in instances of increased responsibility. The Committee further determined, however, that to ensure that the Company’s compensation levels remained competitive relative to its peers and to continue the policy of aligning the interests of the Company’s management with those of its stockholders, that the Chief Executive Officer and certain other officers and key employees, would receive a grant of nonqualified stock options. Accordingly, on July 21, 2004, nonqualified stock options with a ten-year life were granted in varying amounts at an exercise price of $25.27 per share, the average of the high and low sales prices on that date.
The primary basis for these stock option grants was to incentivize the Named Executive Officers to continue positioning the Company, in extremely competitive conditions, to be able to respond to improving market conditions and to recognize contributions in the past year. Additionally, the Committee’s objectives included setting

Rowan Companies, Inc. 2005 Proxy Statement
compensation levels which are both externally competitive relative to the industry and internally equitable when considering performance and responsibility levels. Competitor comparisons for purposes of determining executive officer compensation consisted of a comparison to Rowan’s principal competitors and certain additional public companies in the energy service industry. Amounts and exercise prices of previous option grants to and held by each of the Named Executive Officers were taken into account when determining the amount of new option awards.
In July 2004, the Committee approved certain compensation plans designed to retain officers and employees of Era Aviation, Inc., the Company’s wholly-owned aviation subsidiary (Era), which would become effective in the event of Era’s sale, thereby preserving Era’s continuity and protecting the Company’s investment.

Chief Executive Officer Compensation
The Committee reviewed Mr. McNease’s compensation at its April and July 2004 meetings based on several factors, including the Committee’s review and assessment of Rowan’s competitive position and the Company’s response to market conditions. Emphasis was also placed on evaluating the Company’s performance versus the performance of its principal competitors as well as certain additional public companies in the energy service industry. The Committee also considered Rowan’s relatively strong position in the contract drilling industry, the successful development and implementation of its Tarzan Class rig fleet expansion program and the Company’s early success in the emerging “deep shelf” drilling market in the Gulf of Mexico, to which the Committee believes Mr. McNease has made significant contributions.
In July 2004, the Committee’s deliberations with respect to Mr. McNease’s compensation focused on the aforementioned factors as well as his additional responsibilities as the Company’s Chairman of the Board since May 1. Accordingly, the Committee granted to Mr. McNease on July 21, 2004, a ten-year nonqualified stock option for 135,000 shares of the Company’s common stock, which is exercisable at $25.27 per share, the average of the high and low sales prices on that date and granted, subject to approval of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan, 60,000 shares of restricted stock valued at approximately $1.5 million. See pages 4 and 5 for more information regarding the proposed long-term incentive plan.

Other Matters
At its April 2004 meeting, the Committee reconsidered the Company’s compensation policies for independent members of the Board of Directors in light of the additional efforts being required of such members to comply with the corporate governance rules. The Committee took no action on these matters, except to grant nonqualified stock options to the new nonemployee directors following their election to the Board of Directors. Accordingly, on April 22, 2004, a ten-year nonqualified stock option for 10,000 shares of the Company’s common stock was granted to each of Mr. Peacock and Sir Graham Hearne at an exercise price of $22.00 per share, the average of the high and low sales prices on that date.
At its July 2004 meeting, the Committee further determined, based upon a market study of policies employed by peer group companies, to modify the Company’s compensation policies for independent board members. The Committee increased the annual and per meeting fees to be paid to nonemployee directors, established an annual fee for nonemployee committee chairmen and granted, subject to approval of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan, $75,000 in Restricted Stock Unit grants to each nonemployee director. The approved nonemployee director fees are as shown on page 6. See pages 4 and 5 for more information regarding the proposed long-term incentive plan.
At its July 2004 meeting, the Committee determined to recognize Mr. Palmer’s service as Non-Executive Chairman of the Board for the period from January 1, 2004 to May 1, 2004. Accordingly, the Committee granted to Mr. Palmer on July 21, 2004, a ten-year option for 30,000 shares of the Company’s common stock at an exercise price of $25.27 per share, the average of the high and low sales prices on the date of grant.
The Committee has continued to discuss and consider a provision of the tax code that would generally limit Rowan’s ability to deduct compensation in excess of $1 million to a particular executive. The Committee will continue to consider the deductibility of the compensation paid to its executive officers in the future.
This report has been provided by the following members of the Committee:

P. Dexter Peacock, Chairman
Sir Graham Hearne
H. E. Lentz

Date: March 17, 2005
The foregoing report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Rowan Companies, Inc. 2005 Proxy Statement

AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee
The Audit Committee presently consists of four nonemployee members of the Board of Directors: William T. Fox III (Chairman), Sir Graham Hearne, Frederick R. Lausen and P. Dexter Peacock. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this proxy statement as Appendix A. Each of the members of the Audit Committee meets the independence requirements of the New York Stock Exchange currently in effect and is financially literate as such qualifications are interpreted by the Board of Directors in its business judgment.
The Audit Committee is responsible for monitoring the integrity of the Company’s consolidated financial statements, the annual audit and the independence and performance of the Company’s independent auditors. The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm engaged to issue an audit report on the financial statements of the Company or to perform other audit, review or attest services for the Company. Management is responsible for the Company’s financial reporting process, including internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee the audit. However, the Audit Committee is not professionally engaged in the practice of accounting, auditing and evaluating auditor independence.
In this context, the Audit Committee held eight meetings during fiscal year 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, accounting personnel, the internal auditors and the Company’s independent auditors and to perform the responsibilities required by the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

Review of the Company’s Audited Financial Statements for the Year ended December 31, 2004
The Audit Committee has reviewed and discussed with the Company’s management the audited consolidated financial statements of the Company for the year ended December 31, 2004. The Audit Committee has also discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, regarding communication with audit committees.
The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board No. 1 regarding independence discussions with audit committees, and the Audit Committee has discussed with Deloitte & Touche its independence.
Based on the Audit Committee’s review and discussions with management and the independent auditors, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.
In addition, the Audit Committee approved the appointment of Deloitte & Touche LLP to conduct the audit of the Company’s financial statements for fiscal year 2005.
Submitted by:

William T. Fox III, Chairman
Sir Graham Hearne
Frederick R. Lausen
P. Dexter Peacock
Date: March 17, 2005
The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Rowan Companies, Inc. 2005 Proxy Statement
The adjacent table sets forth the fees paid to Deloitte & Touche LLP over the past two years. All such audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee has delegated to its Chairman the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent auditors and associated fees, provided that the Chairman shall report any decisions to pre-approve such audit-related and non-audit services and fees to the full Audit Committee at its next regular meeting.
Fees billed by Deloitte & Touche LLP in 2004 and 2003 were as follows:

	2004	2003

Audit fees(a)	$1,757,027	$603,274
Audit-related fees(b)	83,150	91,155
Tax fees(c)	87,546	561,673
All other fees	–	–

Total	$1,927,723	$1,256,102

(a) Fees for audit services billed in 2004 consisted of:

•	Audit of the Company’s annual financial statements
•	Reviews of the Company’s quarterly financial statements
•	Statutory audits
•	Comfort letters, consents and other services related to Securities and Exchange Commission matters
•	Attestation of management’s assessment of internal controls, as required by the Sarbanes-Oxley Act of 2002, Section 404
   Fees for audit services billed in 2003 consisted of:

•	Audit of the Company’s annual financial statements
•	Reviews of the Company’s quarterly financial statements
•	Statutory audits

(b)	Fees for audit-related services billed in 2004 and 2003 consisted of:

•	Employee benefit plan audits
•	Agreed-upon procedures engagements

(c)	Fees for tax services billed in 2004 and 2003 consisted of tax compliance and tax planning and advice. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings, and in 2003 included Research & Development tax credit documentation and analysis.

Rowan Companies, Inc. 2005 Proxy Statement

EXECUTIVE COMPENSATION TABLES

The following table sets forth the compensation of each of the Named Executive Officers for each of the last three years.

Summary Compensation Table

				Long-Term
				Compensation Awards

		Annual Compensation			Shares
Name and				Restricted	Underlying	All Other
Principal Position	Year	Salary (1)	Bonuses (2)	Stock (3)	Options (4)	Compensation (5)

D. F. McNease	2004	$450,000	$405,339	$1,491,000	135,000	$22,424
Chairman of the Board,	2003	450,000	250,000	–	300,000	14,947
President and Chief	2002	335,000	200,000	–	50,000	9,915
Executive Officer

R. G. Croyle	2004	370,000	244,405	745,500	67,500	16,250
Vice Chairman and Chief	2003	370,000	200,000	–	75,000	16,156
Administrative Officer	2002	335,000	200,000	–	50,000	12,035

E. E. Thiele	2004	290,000	191,561	–	–	9,881
Senior Vice President -	2003	290,000	150,000	–	60,000	9,912
Finance, Administration	2002	275,000	150,000	–	–	7,775
and Treasurer

P. L. Kelly	2004	240,000	158,533	–	–	8,799
Senior Vice President -	2003	240,000	50,000	–	35,000	8,011
Special Projects	2002	225,000	50,000	–	–	7,660

J. L. Buvens	2004	215,000	142,019	–	55,000	8,063
Senior Vice President -	2003	215,000	75,000	–	13,400	15,247
Legal	2002	200,000	125,000	–	–	15,128

(1)	Represents the annual salary rate for the Named Executive Officer approved by the Board of Directors effective May 1 of each year. No Named Executive Officer received any salary increase in 2004.

(2)	Represents the amount of cash bonus earned by the Named Executive Officer during the year. The amount shown for 2004 reflects the maximum cash bonus as calculated under the Company’s short-term incentive plans, which has not yet been paid. The Compensation Committee of the Board of Directors retains full discretion to modify any short-term incentive plan awards.

(3)	Represents the value of restricted Rowan common stock to be issued to the Named Executive Officer only upon the approval of the 2005 Rowan Companies, Inc. Long-Term Incentive Plan, determined based upon the number of shares awarded (60,000 and 30,000, respectively) and the last reported per-share sales price of Rowan’s common stock on the New York Stock Exchange on July 21, 2004, the date of grant ($24.85). None of the 2004 award will vest prior to July 21, 2007. See pages 4 and 5 for more information regarding the proposed long-term incentive plan.

(4)	Represents shares of Rowan common stock that may be acquired through the exercise of nonqualified stock options issued to the Named Executive Officer on July 21, 2004, as set forth under “Option Grants in Last Fiscal Year” on page 14.

(5)	Represents the Company’s matching contribution on behalf of the Named Executive Officer to the Rowan Companies, Inc. Savings and Investment Plan and the cost of other perquisites which, in the aggregate, did not have an incremental cost to Rowan greater than the lesser of $50,000 or 10% of the Named Executive Officer’s total annual salary and bonus as reported in this table.

Rowan Companies, Inc. 2005 Proxy Statement

Option Grants In Last Fiscal Year

The Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan, as amended, was approved at the Company’s 1998 Annual Meeting of Stockholders. The table below sets forth information pertinent to the July 21, 2004 grant to the Named Executive Officers.
Options become exercisable or vest in 25% increments over a four-year period with the options being 100% exercisable on the fourth anniversary of the date of grant. Vesting may accelerate under certain circumstances. All such options were outstanding at February 28, 2005.

					Potential Realizable Value
	Number	Percentage			at Assumed Annual Rates
	of Shares	of Total			of Stock Price Appreciation
	Underlying	Options	Exercise		for Option Term
	Options	Granted in	Price per	Expiration
Name	Granted	Fiscal 2004	Share	Date	5%	10%

D. F. McNease	135,000	23.2%	$25.27	7-21-2014	$2,145,018	$5,435,897
R. G. Croyle	67,500	11.6%	25.27	7-21-2014	1,072,509	2,717,948
E. E. Thiele	–
P. L. Kelly	–
J. L. Buvens	55,000	9.4%	25.27	7-21-2014	873,896	2,214,625

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

The table below reflects the value of stock options exercised during 2004 and the value of outstanding options at year-end 2004 for each of the Named Executive Officers.

				Number of Shares
				Underlying Unexercised		Value of Unexercised
		Closing		Options at		In-the-Money Options at
	Shares	Price on		December 31, 2004		December 31, 2004 (2)
	Acquired on	Exercise	Value
Name	Exercise	Date (1)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

D. F. McNease	–			207,579	411,693	$1,215,060	$1,481,161
R. G. Croyle	–			153,829	175,443	976,746	623,486
E. E. Thiele	–			109,233	67,244	671,497	336,478
P. L. Kelly	21,691	$23.98	$170,462	25,150	35,150	41,212	173,479
J. L. Buvens	–			69,705	72,168	716,077	278,458

(1)	Based upon the last reported per-share sales price of Rowan’s common stock on the New York Stock Exchange on the date of exercise.

(2)	Represents the difference between the last reported per-share sales price of Rowan’s common stock on the New York Stock Exchange on December 31, 2004 ($25.90) and the per-share exercise prices for in-the-money options ($4.06, $6.19, $13.12, $15.25, $18.25, $18.45, $19.63, $19.75, $21.19, $22.00 and $25.27) times the number of underlying shares.

Rowan Companies, Inc. 2005 Proxy Statement

New Plan Benefits

2005 Rowan Companies, Inc. Long-Term Incentive Plan(1)

Name	Principal Position	Units(2)	Value(3)

D.F. McNease	Chairman of the Board, President and Chief Executive Officer	60,000	$1,491,000

R.G. Croyle	Vice Chairman and Chief Administrative Officer	30,000	745,500

E.E. Thiele	Senior Vice President – Finance, Administration and Treasurer	–	–

P.L. Kelly	Senior Vice President – Special Projects	–	–

J.L. Buvens	Senior Vice President – Legal	–	–

Executive Group		90,000	2,236,500

Non-Executive Director Group		15,000	372,750

Non-Executive Officer Employee Group		–	–

(1)	See pages 4 and 5 for a description of the proposed 2005 Rowan Companies, Inc. Long-Term Incentive Plan. The entire Plan is included at Appendix B.

(2)	Represents the number of shares or units granted to the Named Executive Officer or indicated Group in 2004 that will be issued only upon the approval of the 2005 Rowan Companies, Inc. Long-Term Incentive Plan. Additional grants will be made only as provided for under the Plan in amounts that are not presently determinable.

(3)	Amount is based upon the last reported per-share sales price of Rowan’s common stock on the New York Stock Exchange on July 21, 2004, the date of grant ($24.85).

Equity Compensation Plans

The following table provides information about our common stock that may be issued upon the exercise of options and rights or the conversion of debentures under all of our existing equity compensation plans as of December 31, 2004, including the Restated 1988 Nonqualified Stock Option Plan, as amended, the 1998 Nonemployee Directors Stock Option Plan and the 1998 Convertible Debenture Incentive Plan, as amended.

	Number of securities to		Weighted average		Number of
	be issued upon exercise		exercise price of		securities
	of outstanding options,		outstanding options,		available for
Plan category	warrants and rights		warrants and rights		future issuance

Equity compensation plans approved by security holders	6,686,137	(a)	$18.87	(a)	1,944,085	(b)
Equity compensation plans not approved by security holders	—		—		—
Total	6,686,137		$18.87		1,944,085

(a)	Includes the following equity compensation plans: the Restated 1988 Nonqualified Stock Option Plan, as amended, had options for 5,323,751 shares of common stock outstanding at December 31, 2004 with a weighted average exercise price of $17.40 per share; the 1998 Nonemployee Directors Stock Option Plan had options for 150,000 shares of common stock outstanding at December 31, 2004 with a weighted average exercise price of $23.83 per share; and the 1998 Convertible Debenture Incentive Plan, as amended, had $30 million of employee debentures outstanding at December 31, 2004, convertible into 1,212,386 shares of common stock at a weighted average conversion price of $24.74 per share.

(b)	Amount reflects options for 1,926,085 shares of common stock available for issuance under the Restated 1988 Nonqualified Stock Option Plan, as amended, and options for 18,000 shares of common stock available for issuance under the 1998 Nonemployee Directors Stock Option Plan at December 31, 2004. Amounts excludes shares issuable under the 1998 Convertible Debenture Incentive Plan, as amended, which had $5 million principal amount of debentures issuable under the plan at December 31, 2004.

Rowan Companies, Inc. 2005 Proxy Statement

Pension Plans

All Rowan employees (including executive officers but excluding non-U.S. citizens) who have completed the requisite service are eligible to participate in one of two non-contributory, defined benefit pension plans. Benefits under the drilling employees’ plan generally begin at age 60 and are based upon the employee’s number of years of credited service and his average annual compensation during the highest five consecutive years of his final ten years of service. Compensation includes salary but excludes discretionary bonuses. The manufacturing employees’ plan is substantially similar to the drilling employees plan except that benefits begin at age 65 and are subject to reduction for Social Security benefits. As of January 1, 2005, Rowan had approximately 3,900 active employees eligible to participate in its pension plans.
Rowan also sponsors pension restoration plans, which essentially replace any retirement income that is lost because of Internal Revenue Code limitations on benefits payable or the compensation level on which they are based. Both pension restoration plans are unfunded and benefits thereunder are paid directly by Rowan. Currently, the plans have eight participants, including each of the Named Executive Officers.
The following table illustrates, for representative average earnings and years of credited service levels, the maximum annual retirement benefits payable to eligible drilling employees, including each of the Named Executive Officers.

Pension Plan Table (1)

	Years of Service (2)

Compensation	15	20	25	30	35

$150,000	$39,375	$52,500	$65,625	$78,750	$91,875
200,000	52,500	70,000	87,500	105,000	122,500
250,000	65,625	87,500	109,375	131,250	153,125
300,000	78,750	105,000	131,250	157,500	183,750
400,000	105,000	140,000	175,000	210,000	245,000
500,000	131,250	175,000	218,750	262,500	306,250
600,000	157,500	210,000	262,500	315,000	367,500
700,000	183,750	245,000	306,250	367,500	428,750
800,000	210,000	280,000	350,000	420,000	490,000
900,000	236,250	315,000	393,750	472,500	551,250

(1)	The benefits payable under the drilling employees’ pension plan as reflected in the table are not subject to reduction for Social Security benefits or other offset amounts.

(2)	As of December 31, 2004, the Named Executive Officers were credited with years of service under Rowan’s pension and pension restoration plans as follows:

D. F. McNease	30
R. G. Croyle	31
E. E. Thiele	35
P. L. Kelly	22
J. L. Buvens	24

Rowan Companies, Inc. 2005 Proxy Statement

STOCK PERFORMANCE GRAPHS

The line graph below compares the yearly and cumulative percentage changes in each of the Company’s Common Stock, the Standard & Poor’s Composite 500 Stock Index, and the Dow Jones U.S. Oil Equipment and Services Index, for the five-year period ended December 31, 2004.

Comparison of Five-Year Cumulative Total Return*
Rowan Common Stock, S&P 500 Index & Dow Jones U.S. Oil Equipment
and Services Index (DJO573)
(Assumes $100 Invested on December 31, 1999)
Fiscal Year Ended December 31
*Total return assumes reinvestment of dividends

	1999	2000	2001	2002	2003	2004

Rowan	100	125	89	106	108	121
S&P 500	100	91	80	62	80	89
DJ OIE	100	148	102	94	108	146

Rowan Companies, Inc. 2005 Proxy Statement
The previous line graph is presented pursuant to and in accordance with specific SEC rules which prescribe a five-year measurement period. Such rules also require the inclusion of a graph line reflecting a broad stock market benchmark, as reflected in the Standard & Poor’s Composite 500 Index. We believe the contract drilling industry moves in very long cycles, significantly greater than five years, and that such cycles encompass extended periods of growth as well as extended periods of contraction. During much of the past 13 years, Rowan, and the industry as a whole, have generally experienced conditions more closely associated with the latter; though we anticipate industry growth in the years ahead.
Accordingly, we do not believe a five-year presentation of stockholder return is particularly relevant, but rather believe a comparison covering a longer period of time is more informative. Furthermore, we believe the breadth of the S&P 500 Index yields an unsuitable barometer for measuring stockholder return in an industry as volatile as that in which Rowan operates. The line graph comparison set forth below reflects the yearly percentage change in and cumulative total stockholder return for each of Rowan and the same Dow Jones U.S. Oil Equipment and Services Index since the inception of the index, which commenced January 1, 1992.

Comparison of Cumulative Total Return*
Rowan Common Stock & Dow Jones U.S. Oil Equipment
and Services Index (DJO573)
(Assumes $100 Invested on December 31, 1999)

	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Rowan	100	137	157	109	167	393	530	172	377	470	337	399	407	455
DJ OIE	100	98	108	98	143	215	321	156	237	352	242	223	256	346
Fiscal Year Ended December 31
*Total return assumes reinvestment of dividends

Rowan Companies, Inc. 2005 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Company, no person owned more than 5% of its outstanding shares of common stock at February 28, 2005, except as set forth in the following table.

	Voting Power		Investment Power
						Percent of
Name and Address	Sole	Shared	Sole	Shared	Total	Class

Capital Research and Management Company(1) 333 South Hope Street Los Angeles, CA 90071	–	–	10,260,600	–	10,260,600	9.6%

The Growth Fund of America, Inc.(1) 333 South Hope Street Los Angeles, CA 90071	6,450,000	–	–	–	6,450,000	6.0%

(1)	From the joint Schedule 13G filed by Capital Research and Management Company (CRMC) and The Growth Fund of America, Inc. (GFA) with the Securities and Exchange Commission as of February 14, 2005. Such Schedule 13G indicates that CRMC, an investment advisor to various investment companies, disclaims beneficial ownership of such shares. Such Schedule 13G also indicates that beneficial ownership by GFA arises in its capacity as a registered investment company, which is advised by CRMC.

Rowan Companies, Inc. 2005 Proxy Statement

ADDITIONAL INFORMATION

Certain Transactions
In previous years, certain officers of the Company issued promissory notes in favor of Rowan in connection with their purchases from Rowan of one or more series of Floating Rate Subordinated Convertible Debentures. The promissory notes bear interest at the same rate as the debentures, prime + .5%, and mature at various dates from 2008-2011. The promissory notes are secured by a pledge of the debentures purchased and contain provisions for set-off, effectively protecting the Company from any credit risk since the face amount of the debentures are equal to the amount of the notes. All such promissory notes pre-dated enactment of the Sarbanes-Oxley Act of 2002. The largest amounts of such promissory notes outstanding during 2004 and the amounts outstanding at December 31, 2004 were as follows:

	Largest Amount		Outstanding at
	Outstanding		December 31, 2004

C. R. Palmer	$25,679,000(a	)	$20,879,000
E. E. Thiele	3,089,000(a	)	1,989,000
D. F. McNease	2,539,001(a	)	1,989,000
R. G. Croyle	1,989,000(a	)	1,989,000
D. C. Eckermann	1,165,000(b	)	1,165,000
P. L. Kelly	865,000(b	)	865,000

(a)	Issued in connection with both 1986 Plan and 1998 Plan debentures

(b)	Issued in connection with 1998 Plan debentures
On May 1, 2003, Mr. Palmer retired after more than 31 years as the Company’s Chief Executive Officer. To enlist his ongoing efforts as non-executive Chairman of the Board to ensure a smooth transition in responsibilities to Mr. McNease, the Compensation Committee determined at that time to retain Mr. Palmer in a consulting capacity for one year. Mr. Palmer’s consulting agreement provided for an annual retainer of $250,000, for which he received $83,333 in 2004. The consulting fee terminated on April 30, 2004. The Company continues to provide Mr. Palmer with office and administrative support, estimated to cost $100,000 annually, and continuing personal use of or access to certain of Rowan’s facilities and equipment, included company aircraft, which had an incremental cost to the Company in 2004, net of reimbursements, of approximately $19,000. In addition, the Company incurred approximately $607,000 of expense in 2004 related to Mr. Palmer’s participation in one of the pension restoration plans.
During 2004, Rowan paid Andrews Kurth LLP, its outside counsel, approximately $688,000 in legal fees, which the Company believes reflected market rates for services rendered. Such fees were approved by the Board of Directors. Mr. P. Dexter Peacock, a Class I Director of the Company, is Of Counsel to Andrews Kurth.
The Company’s sale, in early 2004, of 11.5 million shares of common stock for $23.05 per share was solely underwritten by Lehman Brothers Inc. The underwriting agreement provided that Lehman’s commission depended upon the proceeds it received upon its sale of Rowan’s common stock, and such proceeds and, therefore, such commission are not known by the Company. These transactions were negotiated by the Company and approved by the Board of Directors. Mr. H. E. Lentz, a Class I Director, is an Advisory Director of Lehman.
The Company employs certain individuals who are related to current members of the Board of Directors. Mr. John R. Palmer, the Company’s Regulatory Compliance Manager, received approximately $110,000 in compensation in 2004, including wages and proceeds from stock options. Mr. Palmer, who joined the Company in 1984, is the son of C. R. Palmer, a Class III Director of the Company. Mr. Michael D. Dubose, the Company’s North Sea Area Manager, received approximately $243,000 in compensation in 2004, including wages and proceeds from stock options. Mr. Dubose, who joined the Company in 1978, is the brother-in-law of D. F. McNease, the Company’s Chairman, President and Chief Executive Officer.

Stockholder Proposals
If a stockholder submits a proposal at this meeting, it will not be considered timely and Rowan’s appointed proxies will have and intend to exercise discretionary voting authority with respect to such proposal. Any stockholder who wishes to submit a proposal for presentation at the 2006 Annual Meeting of Stockholders and for inclusion in the proxy statement and proxy card must forward such proposal to the Secretary of the Company, at the address indicated on page 22, so that the Secretary receives it no later than November 18, 2005.

Rowan Companies, Inc. 2005 Proxy Statement
Under our Bylaws, nominations for director must be received by the Secretary of the Company at the address indicated on page 22, no later than February 21, 2006, and must otherwise comply with our Bylaws. Currently, other stockholder proposals submitted for consideration at Rowan’s 2006 Annual Meeting (but not for inclusion in the proxy statement or proxy card) must be received by the Secretary of the Company at the address indicated on page 22 no later than January 31, 2006.
If such timely notice of a stockholder proposal is given but is not accompanied by a written statement in compliance with applicable securities laws, Rowan’s appointed proxies are authorized to exercise discretionary voting authority with respect to such proposal, as described under “Other Business” on page 1 of this proxy statement, if it is presented at the 2006 Annual Meeting.

Director Nominations
The Nominating and Corporate Governance Committee of the Board of Directors is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors.
Stockholders may nominate candidates for election as directors if they follow the procedures and comply with the deadlines specified in our Bylaws, as may be amended from time to time. Stockholders may submit in writing recommendations for consideration by the Committee to Rowan’s Corporate Secretary at the address listed under “Questions?” on page 22.
Recommendations should contain a detailed discussion of the qualifications of each recommended candidate and any other material information the stockholder wants the Committee to consider. The complete description of the requirements for stockholder nomination of director candidates is contained in the Bylaws.
Director nominees should have the highest professional and personal integrity, values and ethics, and must be committed to representing the interests of all stockholders of the Company. They must also have substantial experience at the policy-making level in business, government, technology, engineering, energy, finance, law or in other areas that are relevant to our business and operations. Director nominees must have sufficient time to carry out their duties effectively. They must have mature judgment developed through business experience and/or educational background and must meet criteria of independence and expertise that satisfy applicable New York Stock Exchange (NYSE) and legal regulations. Each individual nominee must have the potential to contribute to the effective functioning of the Board as a whole.
Evaluation of any stockholder recommendation is the responsibility of the Nominating and Corporate Governance Committee under its charter, which is posted on the Company’s website. The Committee will evaluate a person recommended by a stockholder in the same manner as any other persons it considers, and reserves the right to request additional background and supporting information to evaluate each candidate nominated by a stockholder.
After reviewing the materials submitted by a stockholder, if the Committee believes that the person merits additional consideration, the Committee (or individual members) would interview the potential nominee and conduct appropriate reference checks. The Committee would then determine whether to recommend to the Board of Directors that the Board nominate and recommend election of that person at the next annual meeting.
The number of other public company boards on which a director may serve shall be subject to a case-by-case review by the Committee, in order to ensure that each director is able to devote sufficient time to perform his or her duties as a director.
We have not required the services of third parties to identify potential nominees, although we reserve the right to retain a search firm in the future, if necessary.
As of February 22, 2005, we had not received any recommendations from stockholders for potential director candidates.

Director Independence
At least a majority of the directors of the Company must be independent directors, in accordance with the definition of “independence” under NYSE rules, and free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgment as a director of the Company. All members of the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee must be independent directors.
The directors that the Board has determined to be independent include: William T. Fox III, Sir Graham Hearne, Frederick R. Lausen, H. E. Lentz, Lord Moynihan and P. Dexter Peacock. The Board has determined that these directors meet the NYSE standards for independence and are also free from any material relationships that in the opinion of the Board would interfere with their exercise of independent judgment.
Under the rules of the NYSE, the Board has adopted categorical standards to assist in making determinations of the independence of directors and nominees for director. The Board, however, considers all material relationships with each director and all facts and circumstances it deems relevant in making its

Rowan Companies, Inc. 2005 Proxy Statement
independence determinations. Under these standards adopted for 2005, the Board has determined that any of the following business relationships would not on its own prevent a director from being considered by the Board to be an independent director: if the director is a consultant or advisor to, or is employed by, affiliated or associated with, a law firm, investment bank, or lender to which the Company has made payments (other than any reimbursement or repayment of principal) during any of the preceding three fiscal years that do not exceed 2% of the annual gross revenues of the other entity.

Communications with Directors
Interested parties and stockholders may communicate with the Chairs of our Nominating and Corporate Governance, Audit, and Compensation committees or with our independent directors as a group by mail through Rowan’s Corporate Secretary at the address listed under “Questions?” below.
Communications to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the appropriate committee Chairman or to the identified director as soon as practicable.

Disclosure of Corporate Governance Guidelines, Charters and Ethics Codes
The Corporate Governance Guidelines and the charters of the Nominating and Corporate Governance, Audit and Compensation committees are available to be viewed on the Company’s website, at www.rowancompanies.com. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers of the Company can also be found on the Company’s website. Any waivers under these codes will be posted on the Company’s website.

Audit Committee Financial Expert
The Board of Directors has determined that William T. Fox III, a Class I director and the current Audit Committee Chair, is an “audit committee financial expert”, as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

Independent Registered Public Accounting Firm
The firm of Deloitte & Touche LLP has been selected as principal auditors for the Company for the year ending December 31, 2005. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Stockholders on April 22, 2005 and will be offered the opportunity to make a statement if he desires to do so. He will also be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance
All of Rowan’s directors, executive officers and any greater than ten percent stockholders are required by Section 16(a) of the Securities Exchange Act of 1934 to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Rowan common stock and to furnish the Company with copies of such reports. Based on a review of those reports and written representations that no other reports were required, we believe that all applicable Section 16(a) filing requirements were complied with during the year ended December 31, 2004, except for the inadvertent failure by P. L. Kelly, a Senior Vice President, and Lynda A. Aycock, Assistant Treasurer and Assistant Secretary, to each make one filing on a timely basis.

Form 10-K
The Company will furnish without charge to any person whose proxy is being solicited, upon written request of such person, a copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, including the financial statements and any financial statement schedules thereto. The Company will furnish to any such person any exhibit described in the list accompanying the Form 10-K, upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibit(s). All requests for copies of such report and/or exhibit(s) should be directed to Mr. Mark H. Hay, Secretary of the Company, at the Company’s principal address as shown below.

Questions?
If you have any questions or need more information about the annual meeting, write to us at our principal executive offices:

Mark H. Hay, Corporate Secretary
Rowan Companies, Inc.
2800 Post Oak Boulevard
Suite 5450
Houston, Texas 77056-6127

Rowan Companies, Inc. 2005 Proxy Statement	Appendix A

AUDIT COMMITTEE CHARTER

I.	Organization
The Audit Committee shall consist of three or more directors as determined by the Board of Directors, each of whom shall be free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgement as a member of the Committee. Each member shall meet the independence and financial literacy requirements of the New York Stock Exchange (NYSE). One member must have accounting or related financial management expertise, as interpreted by the Board. One or more members may be designated as an Audit Committee financial expert by the Board.
If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, then in each case the Board must determine that simultaneous service on such other audit committees would not impair the effectiveness of the service of that director on the Company’s Audit Committee. The Board shall disclose any such determination in the Company’s annual proxy statement.
The members of the Committee shall be elected by the Board for a one-year term and may be re-elected for successive terms. One member of the Committee will be elected by the Board as Chairman and will be responsible for the scheduling of regular and special meetings and the functioning of the Committee.

II.	Statement of Purpose and Authority
The Audit Committee shall assist the Board in fulfilling its oversight responsibilities to the shareholders to overview (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, (iii) the independence, qualifications and performance of the Company’s independent auditor, and (iv) the performance of the Company’s internal audit function. The Committee shall prepare an Audit Committee report as required to be included in the Company’s annual proxy statement under the rules of the Securities and Exchange Commission.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the public accounting firm engaged to issue an audit report on the financial statements of the Company or to perform other audit, review or attest services for the Company, and such public accounting firm shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to retain special legal, accounting or other consultants to advise the Committee and to approve the fees and other retention terms of these consultants.
The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose or to otherwise carry out its duties.

III.	Responsibilities and Procedures
In fulfilling its responsibilities to the Company’s Board of Directors and shareholders, the Audit Committee will have certain responsibilities and follow certain procedures, as described below. The timing and extent of specific steps to be taken within each such procedure is fully within the discretion of the Committee. Other responsibilities and procedures of the Committee may be required from time to time by law, rules of the NYSE, the Company’s bylaws or the Board of Directors.
In fulfilling its responsibilities, the Committee will:

•	Engage the independent auditor to audit the financial statements of the Company, which firm is ultimately accountable to the Committee.

•	Review and approve the fees and other compensation to be paid to the independent auditor.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix A

•	Review and discuss at least annually a written statement from the independent auditor detailing any and all relationships between the auditor and the Company that bear on the independence of the auditor, as well as the internal quality control procedures of the auditor, any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	Review with the independent auditor and financial managers of the Company the scope of the proposed audit for the current year.

•	Meet to review and discuss with management and the independent auditor the audited financial statements and quarterly financial statements and the Company’s specific disclosures under “Management’s Discussion and Analysis” to be included or incorporated by reference in the Company’s annual and quarterly reports.

•	Review significant financial reporting issues and judgments highlighted by management and the independent auditor. Inquire whether the independent auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review any major issues identified by the independent auditor regarding the selection or application of accounting and auditing principles and estimates, or any changes therein.

•	Review the effects of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company.

•	Review any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments, including the effects of alternative GAAP methods on the financial statements.

•	Discuss the Company’s earnings press releases, as well as any financial information provided to analysts and rating agencies. The Committee may address this information generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee is not required to address it in advance of each such earnings release or instance when information is to be provided. The Committee should pay particular attention to any use of “pro forma” or “adjusted” non-GAAP information.

•	Following completion of the annual audit, review with management and the independent auditor any significant problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management’s response. This review should include the responsibilities, budget and staffing of the internal audit function.

•	Review any significant disagreements identified by management and the independent auditor in connection with the preparation of the financial statements.

•	Review with the independent auditor and with financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of internal controls. Particular emphasis should be given to the adequacy of the internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Review any special steps adopted in light of any material control deficiencies.

•	Meet separately, periodically, with the internal auditors and with the independent auditor without members of management present. Among the items to be discussed in this meeting are the independent auditors’ evaluation of the competency of the Company’s financial and accounting personnel, and the level of cooperation that the independent auditor received during the course of the audit.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix A

•	Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, terminate the engagement of the independent auditor. This evaluation should include the review and evaluation of the lead partner of the independent auditor.

•	Determine that rotation requirements for partners of the independent auditor have been satisfied. Consider whether there should be rotation of the audit firm itself in order to assure continuing auditor independence.

•	Set clear hiring policies for employees or former employees of the independent auditor.

•	Review a summary of the programs and policies of the Company designed to monitor compliance with applicable laws and regulations.

•	Periodically review the Company’s Policy Statement and Conflict of Interest Guide. Review the exceptions and matters disclosed in the annual survey of employees in key positions.

•	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Establish procedures for reporting violations of the Company’s Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers and monitoring accountability for such Codes.

•	Review a summary of the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

•	Discuss guidelines and policies with respect to risk assessment and risk management. Inquire of the chief financial officer, the internal auditor and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

•	Oversee and review the Company’s internal audit function.

•	Discuss any exceptions identified by the independent auditor resulting from their review of the Company’s quarterly reports on Form 10-Q.

•	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board of Directors for approval.

•	Conduct an annual self-evaluation of the performance of the Committee.

•	Report periodically to the full Board and review with the Board any issues regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

•	Prepare the report required to be included in the Company’s annual proxy statement by the rules of the Securities and Exchange Commission.
Although the Audit Committee has certain responsibilities and powers, as set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations or the Company’s Policy Statement and Conflict of Interest Guide, Code of Ethics for Senior Financial Officers of the Company or Code of Business Conduct and Ethics for Directors, Officers and Employees of the Company. The Audit Committee shall be entitled to rely on management and the independent auditor in fulfilling its oversight and all other responsibilities under this charter.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

2005 ROWAN COMPANIES, INC.
LONG-TERM INCENTIVE PLAN

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

2005 ROWAN COMPANIES, INC.
LONG-TERM INCENTIVE PLAN
Table of Contents

ARTICLE I INTRODUCTION		B-1

1.1	Purpose	B-1

1.2	Definitions	B-1

1.3	Shares Subject to this Plan-Limitations-Adjustments	B-4

1.4	Administration of this Plan	B-5

1.5	Granting of Awards to Participants	B-6

1.6	Leave of Absence	B-6

1.7	Term of Plan	B-6

1.8	Amendment and Discontinuance of this Plan	B-6

ARTICLE II NON-QUALIFIED OPTIONS		B-6

2.1	Eligibility	B-6

2.2	Exercise Price	B-6

2.3	Terms and Conditions of Non-Qualified Options	B-7

2.4	Option Repricing	B-8

2.5	Vesting	B-8

ARTICLE III INCENTIVE OPTIONS		B-8

3.1	Eligibility	B-8

3.2	Exercise Price	B-8

3.3	Dollar Limitation	B-8

3.4	10% Stockholder	B-9

3.5	Incentive Options Not Transferable	B-9

3.6	Compliance with Code Section 422	B-9

3.7	Limitations on Exercise	B-9

ARTICLE IV PURCHASED STOCK		B-9

4.1	Eligibility	B-9

4.2	Purchase Price	B-9

4.3	Payment of Purchase Price	B-9

B-i

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

ARTICLE V BONUS STOCK		B-9

ARTICLE VI STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK UNIT		B-10

6.1	Stock Appreciation Rights	B-10

6.2	Restricted Stock Units	B-10

ARTICLE VII RESTRICTED STOCK		B-10

7.1	Eligibility	B-10

7.2	Restrictions, Restricted Period and Vesting	B-11

7.3	Forfeiture of Restricted Stock	B-11

7.4	Delivery of Shares of Common Stock	B-11

ARTICLE VIII PERFORMANCE AWARDS		B-11

8.1	Performance Awards	B-11

8.2	Performance Goals	B-11

ARTICLE IX OTHER STOCK OR PERFORMANCE-BASED AWARDS		B-13

ARTICLE X CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS		B-13

10.1	Vesting and Other General Provisions	B-13

10.2	Stand-Alone, Additional, Tandem and Substitute Awards	B-14

10.3	Term of Awards	B-14

10.4	Form and Timing of Payment under Awards; Deferrals	B-14

10.5	Vested and Unvested Awards	B-14

10.6	Exemptions from Section 16(b) Liability	B-15

10.7	Securities Requirements	B-15

10.8	Transferability	B-15

10.9	Rights as a Stockholder	B-16

10.10	Listing and Registration of Shares of Common Stock	B-16

10.11	Termination of Employment, Death and Disability	B-16

10.12	Change in Control	B-16

ARTICLE XI WITHHOLDING FOR TAXES		B-17

B-ii

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

ARTICLE XII MISCELLANEOUS		B-18

12.1	No Rights to Awards or Uniformity Among Awards	B-18

12.2	Conflicts with Plan	B-18

12.3	No Right to Employment	B-18

12.4	Governing Law	B-18

12.5	Gender, Tense and Headings	B-18

12.6	Severability	B-18

12.7	Other Laws	B-18

12.8	Stockholder Agreements	B-18

12.9	Funding	B-18

12.10	No Guarantee of Tax Consequences	B-18

B-iii

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

2005 ROWAN COMPANIES, INC.
LONG-TERM INCENTIVE PLAN
ARTICLE I
INTRODUCTION
1.1     Purpose. This 2005 Rowan Companies, Inc. Long-Term Incentive Plan (as the same may be amended from time to time, this “Plan”) is intended to promote the interests of Rowan Companies, Inc., a Delaware corporation (the “Company”), and its stockholders by encouraging Employees, Consultants and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the “Board”) also contemplates that through this Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly. This Plan replaces the Restated 1988 Nonqualified Stock Option Plan as Amended and the 1998 Nonemployee Directors Stock Option Plan (collectively the “Prior Plans”) with respect to Awards after the Effective Date hereof.
1.2     Definitions. As used in this Plan, the following terms shall have the meanings set forth below:
“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.
“Awards” means, collectively, Options, Purchased Stock, Bonus Stock, Stock Appreciation Rights, Restricted Stock Unit, Restricted Stock, Performance Awards, or Other Stock or Performance-Based Awards.
“Board” has the meaning set forth in Section 1.1 of this Plan.
“Bonus Stock” means Common Stock described in Article V of this Plan.
“Change of Control” shall be deemed to have occurred upon any of the following events:
(a) any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;
(b) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

(c) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;
(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
(e) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election to the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.
“Committee” means the compensation committee of the Board, which shall consist of not less than two (2) independent members of the Board, each of whom shall qualify as a “non-employee director” (as that term is defined in Rule 16b-3 of the General Rules and Regulations under the Exchange Act) appointed by and serving at the pleasure of the Board to administer this Plan or, if none, the independent members of the Board; provided, however, that with respect to any Award granted to a Covered Employee which is intended to be “performance-based compensation” as described in Section 162(m)(4)(C) of the Code, the Committee shall consist solely of two (2) or more “outside directors” as described in Section 162(m)(4)(C)(i) of the Code.
“Common Stock” means the common stock, $.125 par value per share, of the Company.
“Company” has the meaning set forth in Section 1.1 of this Plan.
“Consultant” means any individual, other than a Director or an Employee, who renders consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction.
“Covered Employee” shall mean any of the Chief Executive Officer of the Company and the four highest paid officers of the Company other than the Chief Executive Officer, as described in Section 162(m)(3) of the Code.
“Director” means an individual who is a member of the Board.
“Disability” means the “Disability” of an Employee shall have occurred if he has a mental or physical condition which totally and presumably permanently prevents him from engaging in any substantial gainful employment with the Company or the Company subsidiary or affiliate with which he was employed prior to inception of his disability which (i) did not arise while engaged in or as a result of being engaged in an illegal act or enterprise, (ii) did not result from chronic alcoholism, addiction to narcotics or the use of illegal or unauthorized drugs in any manner, (iii) did not result from service in the Armed Forces of the United States which entitled the Employee to a Veteran’s Disability Pension, and (iv) did not arise while employed by an employer other than the Company or a Company subsidiary or affiliate of the Company. The existence of such Disability must be certified by two duly licensed and practicing physicians selected, respectively, by the Committee and by the Employee (or his representative). If they fail to agree, a third physician shall be selected by the Committee, and the determination of any two of such three physicians shall be final and controlling on all interested parties. The determination of any such physicians shall be evidenced by appropriate written certifications delivered to the Committee. Notwithstanding the foregoing, the Committee may, in its discretion, waive the requirement of certification of Disability by licensed physicians, and, in lieu of

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

such certification, rely on such other appropriate medical evidence of Disability as is deemed satisfactory by the Committee. Determination of whether such Disability exists shall be made as promptly as possible after the date such Disability is claimed to have commenced. Determination of the date of termination of employment by reason of Disability shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination shall be final and controlling on all interested parties.
“Effective Date” means, with respect to this Plan, the date that this Plan is (a) adopted by the Board and (b) approved by stockholders of the Company, provided that such stockholder approval occurs not more than one (1) year prior to or after the date of such adoption by the Board.
“Employee” means any employee of the Company or an Affiliate.
“Employment” includes any period in which a Participant is an Employee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” or “FMV Per Share” means, with respect to shares of Common Stock, the fair market value of such shares determined in good faith by the Committee, which may be conclusively deemed by the Committee to be the average of the highest and lowest sales price (or, if applicable, the highest and lowest reported bid price) of a share of Common Stock on the immediately preceding trading date as reported in The Wall Street Journal (or other reporting service approved by the Committee). If such shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee using any fair and reasonable means selected in the Committee’s discretion.
“Full Value Awards” shall mean any Award other than Options or Stock Appreciation Rights.
“Incentive Option” means any Option that satisfies the requirements of Code Section 422 and is granted pursuant to Article III of this Plan.
“Incumbent Board” has the meaning set forth in paragraph (e) of the definition of “Change of Control” under this Section 1.2.
“Non-Employee Director” means a Director who is neither an Employee nor a Consultant.
“Non-Employee Director Option” means an Option not intended to satisfy the requirements of Code Section 422.
“Non-Qualified Option” means an Option not intended to satisfy the requirements of Code Section 422 that is granted pursuant to Article II of this Plan.
“Option” means an option to acquire Common Stock granted pursuant to the provisions of this Plan and includes either an Incentive Option or a Non-Qualified Option, or both, as applicable.
“Option Expiration Date” means, with respect to an Option, the date determined by the Committee, which shall not be more than ten (10) years after the date of grant of such Option.
“Optionee” means a Participant who has received or will receive an Option.
“Other Stock or Performance-Based Award” means an award granted pursuant to Article IX of this Plan that is not otherwise specifically provided for, the value of which is based in whole or in part upon the value of a share of Common Stock.
“Participant” means any Non-Employee Director, Employee or Consultant granted an Award under this Plan.
“Performance Award” means an Award granted pursuant to Article III of this Plan, that, if earned, shall be payable in shares of Common Stock, cash or any combination thereof as determined by the Committee.
“Plan” has the meaning set forth in Section 1.1 of this Plan.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

“Prior Plans” means the Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan as Amended and the Rowan Companies Inc. 1998 Nonemployee Directors Stock Option Plan
“Purchased Stock” means a right to purchase Common Stock granted pursuant to Article IV of this Plan.
“Restricted Period” means, with respect to an Award, the period established by the Committee during which such Award either remains subject to forfeiture or is not exercisable by the Participant.
“Restricted Stock” means one or more shares of Common Stock, prior to the lapse of restrictions thereon, granted under Article VII of this Plan.
“Restricted Stock Unit” means an Award, granted pursuant to Article VI of this Plan, of the right to receive (a) shares of Common Stock issued at the end of a Restricted Period, (b) the Fair Market Value of shares of Common Stock paid in cash at the end of a Restricted Period or (c) a combination of shares of Common Stock and cash, as determined by the Committee, paid at the end of a Restricted Period.
“Retirement” means “Retirement” by an Employee, which shall have occurred if:
(a) in the case of an Employee who is an employee of Rowan Companies, Inc. or an employee of an Employing Company, as defined in the Rowan Pension Plan (the “Rowan Plan”), the Employee: (1) has satisfied the requirements for normal retirement pursuant to the rules of the Rowan Plan which, in terms of age, is a minimum of 60 and (2) has requested and received authorization from the administrative committee appointed by the Company’s Board of Directors to administer the Rowan Plan to commence receiving pension benefits; or
(b) in the case of an Employee who is an employee of LeTourneau, Inc. or an employee of an Employing Company, as defined in the LeTourneau Pension Plan (the “LeTourneau Plan”), the Employee: (1) has satisfied the requirements for either normal or late retirement pursuant to the rules of the LeTourneau Plan, (2) has requested and received authorization from the administrative committee appointed by the Board of Directors of LeTourneau, Inc. to administer the LeTourneau Plan to commence receiving pension benefits, and (3) would have satisfied the requirements for normal retirement pursuant to the rules of the Rowan Plan if he or she was an employee of Rowan Companies, Inc. or an employee of an Employing Company under the Rowan Plan.
Determination of the date of termination of employment by reason of Retirement shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination shall be final and controlling on all interested parties.
“Securities Act” means the Securities Act of 1933, as amended.
“Spread” has the meaning set forth in Section 6.1(a) of this Plan.
“Stock Appreciation Rights” means an Award granted pursuant to Article VI of this Plan.
1.3     Shares Subject to this Plan-Limitations-Adjustments.
(a) Plan and Award Limitations. The maximum number of shares of Common Stock that may be issued under this Plan shall be 3,400,000 shares. The maximum number of shares that may be issued as Full Value Awards under the Plan shall be 1,700,000 shares. With respect to any Award of Options, Stock Appreciation Rights or any other Award to any Employee that is intended to be a Performance Award under Article VIII, the maximum number of shares of Common Stock issued or reserved for issuance plus the maximum number of shares underlying or equal in Fair Market Value to the cash received under any such Award that may be granted to any one Participant in any one calendar year shall not exceed 500,000. The maximum number of shares of Common Stock issued or reserved for issuance, plus the maximum number of shares underlying or equal in Fair Market Value as of the date of grant of any Award to Non-Employee Directors with respect to any one-year term of such Non-employee Director shall not exceed 5,000. The maximum number of shares of Common Stock issued under the Plan during its term to all Non-Employee Directors shall not exceed

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

250,000. The maximum number of shares of Common Stock that may be issued under this Plan pursuant to Incentive Options shall be 1,000,000 shares.
(b) Adjustment of Limitations. In the event that the number of shares to be delivered upon the exercise or payment of any award granted under the Plan or the Prior Plans is reduced for any reason other than the withholding of shares for the payment of taxes or exercise price, or in the event any award (or portion thereof) granted under the Plan or the Prior Plans can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such award shall thereupon be released from such award and shall thereafter be available under this Plan for the grant of additional Awards including Full Value Awards. Notwithstanding the foregoing, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available, and each of the limitations on Awards set forth above shall be ratably adjusted by the Committee. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to ensure that after such event the shares of Common Stock subject to this Plan and each Participant’s proportionate interest remain substantially as before the occurrence of such event, the Committee shall, in such manner as it may deem equitable, adjust (a) the number of shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to outstanding Awards and (c) the grant or exercise price with respect to an Award. Such adjustment in an outstanding Option shall be made (i) without change in the total price applicable to the Option or any unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in exercise price per share. The Committee’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.
(c) Share Counting and Forfeitures. In the event the number of shares to be delivered upon the exercise or payment of any Award granted under this Plan is reduced for any reason other than the withholding of shares for the payment of taxes or exercise price, or in the event any Award (or portion thereof) granted under this Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such Award shall thereupon be released from such Award and shall thereafter be available under this Plan for the grant of additional Awards. Shares that cease to be subject to an Award because of the exercise of the Award, or the vesting of a Restricted Stock Award or similar Award, shall no longer be subject to or available for any further grant under this Plan. Shares issued pursuant to this Plan (x) may be treasury shares, authorized but unissued shares or, if applicable, shares acquired in the open market and (y) shall be fully paid and nonassessable. No fractional shares shall be issued under this Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash.
1.4     Administration of this Plan.
(a) Committee, Meetings, Rule Making and Interpretations. The Plan shall be administered by the Committee. Subject to the provisions of this Plan, the Committee shall (i) interpret this Plan and all Awards under this Plan, (ii) make, amend and rescind such rules as it deems necessary for the proper administration of this Plan, (iii) make all other determinations necessary or advisable for the administration of this Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award under this Plan in the manner and to the extent that the Committee deems desirable to effectuate this Plan. Any action taken or determination made by the Committee pursuant to this or any other provision of this Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any grantee, holder or beneficiary of an Award, any stockholder and any Employee, Consultant or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company and

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the fullest extent permitted by law.
1.5     Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of this Plan, Awards to such Employees, Consultants and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in this Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Consultant or Non-Employee Director, nor his legal representatives, heirs, legatees or distributees have any right to participate in this Plan, except to such extent, if any, as permitted under this Plan and as the Committee may determine.
1.6     Leave of Absence. If an employee is on military, sick leave or other bona fide leave of absence, such person shall be considered an “Employee” for purposes of an outstanding Award during the period of such leave, provided that it does not exceed ninety (90) days (or such longer period as may be determined by the Committee in its sole discretion), or, if longer, so long as the person’s right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days (or such longer period as may be determined by the Committee in its sole discretion), the employment relationship shall be deemed to have terminated on the ninety-first (91st) day (or the first (1st) day immediately following any period of leave in excess of ninety (90) days as approved by the Committee) of such leave, unless the person’s right to reemployment is guaranteed by statute or contract.
1.7     Term of Plan. If not sooner terminated under the provisions of Section 1.8, this Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.
1.8     Amendment and Discontinuance of this Plan. The Board may amend, suspend or terminate this Plan at any time without prior notice to or consent of any person; provided, however, that subject to Section 10.12, no amendment, suspension or termination of this Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect; and provided further that no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by applicable legal requirements or the requirements of any securities market or exchange on which the Company’s stock is then listed. Notwithstanding the foregoing, the Board may amend this Plan in such manner as it deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants.
ARTICLE II
NON-QUALIFIED OPTIONS
2.1     Eligibility. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Consultant or Non-Employee Director. Each Non-Qualified Option granted under this Plan shall be evidenced by a written agreement between the Company and the individual to whom such Non-Qualified Option is granted in such form as the Committee shall provide.
2.2     Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this Article II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option. The exercise price for each Non-Qualified Option granted under this Article II shall be subject to adjustment as provided in Section 2.3(f) of this Plan.

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2.3     Terms and Conditions of Non-Qualified Options. Non-Qualified Options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions (including, but not limited to conditions of vesting or exercise of the Options), not inconsistent with the Plan, as the Committee shall deem desirable:
(a) Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable later than the Option Expiration Date. To the extent not prohibited by other provisions of this Plan, each Non-Qualified Option shall be exercisable at such time or times as the Committee, in its discretion, may determine at the time such Non-Qualified Option is granted.
(b) Manner of Exercise. In order to exercise a Non-Qualified Option, the person or persons entitled to exercise such Non-Qualified Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-Qualified Option shall either be (x) in cash or by check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, by tendering to the Company shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full exercise price for the shares with respect to which the Non-Qualified Option is being exercised and by paying any remaining amount of the exercise price as provided in (x) above or (z) with the consent of the Committee, which may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee may specify, at the person’s written request, the Company may deliver certificates for the shares of Common Stock for which the Non-Qualified Option is being exercised to a broker for sale on behalf of the person, provided that the person has irrevocably instructed such broker to remit directly to the Company on the person’s behalf from the proceeds of such sale the full amount of the exercise price, plus all required withholding taxes. In the event that the person elects to make payment as allowed under clause (y) above, the Committee may, upon confirming that the Optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Non-Qualified Option, less the number of shares being tendered upon the exercise and return to the person (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.
(c) Alternative Payment for Stock. Subject to the consent of the Committee, which may be granted or withheld in the Committee’s sole discretion and at the election of the Participant, payment of the exercise price or withholding may be made, in whole or in part, with shares of Common Stock with respect to which the Option is being exercised. If payment is to be made in such manner, then the Participant shall deliver to the Company a notice of exercise as to the number of shares of Common Stock to be issued to the Participant as well as the number of shares of Common Stock to be retained by the Company in payment. In such case, the notice of exercise shall include (A) a statement (i) directing the Company to retain the number of shares from the exercise of the Options the Fair Market Value (as of the date of delivery of such notice) of which is equal to the portion of the exercise price and/or withholding with respect to which the Participant intends to make payment, and (ii) confirming the aggregate number of shares to be delivered to the Participant; and (B) such additional payment in cash or shares as shall be necessary, when added to the consideration paid with shares subject to the Option, to pay the exercise price and withholding in full for all such shares. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of an exercise of an Option with previously issued stock or by retention of optioned shares under this Section, the Common Stock surrendered or retained shall include an additional number of shares whose Fair Market Value equals the amount thus required to be withheld at the applicable minimum statutory rate.
(d) Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to exercise of Non-Qualified Options exercised under this Plan will be used for general corporate purposes.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

(e) Non-Qualified Options not Transferable. Except as provided below, no Non-Qualified Option granted hereunder shall be transferable other than by (i) will or by the laws of descent and distribution or (ii) pursuant to a domestic relations order, and during the lifetime of the Participant to whom any such Non-Qualified Option is granted, it shall be exercisable only by the Participant (or his guardian). The Committee may, in its discretion, provide in an Option Agreement or otherwise that any Non-Qualified Option may be transferred in whole or in part. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Option with respect to the shares involved in such attempt. Any Non-Qualified Option that is transferred in accordance with the provisions of this Section 2.3(e)may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Options pursuant to the transfer.
(f) Adjustment of Non-Qualified Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make appropriate and equitable adjustments to all Non-Qualified Options then outstanding as provided in Section 1.3.
(g) Listing and Registration of Shares. Each Non-Qualified Option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Non-Qualified Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Non-Qualified Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.
2.4     Option Repricing. With stockholder approval only, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.
2.5     Vesting. See Section 10.11 of this Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 10.12 of this Plan relating to vesting in connection with a Change of Control.
ARTICLE III
INCENTIVE OPTIONS
The terms specified in this Article III shall be applicable to all Incentive Options. Except as modified by the provisions of this Article III, all of the provisions of Article II shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this Article III.
3.1     Eligibility. Incentive Options may only be granted to Employees of a “corporation” within the meaning of Code section 7701(a)(3).
3.2     Exercise Price. Subject to Section 3.4, the exercise price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Option.
3.3     Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under this Plan (or any other option plan of the Company or any Affiliate which is a parent or subsidiary as defined in Code

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

Sections 424(e) or (f), as applicable) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Options shall be applied on the basis of the order in which such Options are granted.
3.4     10% Stockholder. If any Employee to whom an Incentive Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” of the Company (as defined in Section 424(e) of the Code) or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code), then the exercise price per share under such Incentive Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option term shall not exceed five (5) years measured from the date of grant. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.
3.5     Incentive Options Not Transferable. No Incentive Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his guardian).
3.6     Compliance with Code Section 422. All Options that are intended to be Incentive Options described in Code Section 422 shall be designated as such in the Option grant and in all respects shall be issued in compliance with Code Section 422.
3.7     Limitations on Exercise. No Incentive Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.
ARTICLE IV
PURCHASED STOCK
4.1     Eligibility. The Committee shall have the authority to sell shares of Common Stock to such Employees, Consultants and Non-Employee Directors as may be selected by it, on such terms and conditions as it may establish, subject to the further provisions of this Article IV. Each issuance of Common Stock under this Article IV shall be evidenced by an agreement, which shall be subject to applicable provisions of this Plan and to such other provisions not inconsistent with this Plan as the Committee may approve for the particular sale transaction.
4.2     Purchase Price. The price per share of Common Stock to be purchased by a Participant under this Article IV shall be determined in the sole discretion of the Committee, and may be less than, but shall not be greater than the FMV Per Share at the time of purchase.
4.3     Payment of Purchase Price. Payment of the purchase price of Purchased Stock under this Article IV shall be made in full in cash.
ARTICLE V
BONUS STOCK
The Committee may, from time to time and subject to the provisions of this Plan, grant shares of Bonus Stock to Employees, Consultants and Non-Employee Directors. Such grants of Bonus Stock shall be in consideration of performance of services by the Participant without additional consideration, except as may be required by the Committee or pursuant to Section 10.1. Bonus Stock shall be shares of Common Stock that are not subject to a Restricted Period under Article VII.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

ARTICLE VI
STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK UNIT
6.1     Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Employees, Consultants and Non-Employee Directors on the following terms and conditions:
(a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted, upon exercise thereof, a right to receive shares of Common Stock, the value of which is equal to the excess of (i) the FMV Per Share on the date of exercise over (ii) the FMV per share on the date of grant (such excess, the “Spread”) with respect to a specified number of shares of Common Stock. Notwithstanding the foregoing, the Committee may provide, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.
(b) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award and any other terms and conditions of any Stock Appreciation Right.
6.2     Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Employees, Consultants and Non-Employee Directors, which are rights to receive a specified number of shares of Common Stock or the Fair Market Value of such Common Stock in cash at the end of a specified deferral period, subject to the following terms and conditions:
(a) Award and Restrictions. Satisfaction of a Restricted Stock Unit shall occur upon expiration of the deferral period specified for such Restricted Stock Units by the Committee or, if permitted by the Committee, as elected by the Participant; provided that such election by the Participant shall be made in the calendar year before services are performed and is irrevocable. In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose in its sole discretion, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including times based on achievement of performance goals and/or future service requirements), separately or in combination, as the Committee may determine in its sole discretion to be appropriate or advisable for any Award.
(b) Forfeiture. Except as otherwise determined by the Committee or as may be set forth in any Award, employment or other agreement pertaining to a Restricted Stock Units, upon termination of Employment or services during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Restricted Stock Units that are at that time subject to forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases which it determines appropriate or advisable waive in whole or in part the forfeiture of Restricted Stock Units.
(c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Article VI shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee’s discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8.2.
ARTICLE VII
RESTRICTED STOCK
7.1     Eligibility. All Employees, Consultants and Non-Employee Directors shall be eligible for grants of Restricted Stock.

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7.2	Restrictions, Restricted Period and Vesting.
(a) The Restricted Stock shall be subject to such forfeiture restrictions (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and restrictions on transfer by the Participant and repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to the lapse of such restrictions, the Participant shall not be permitted to transfer such shares. The Company shall have the right to repurchase or recover such shares for the amount of cash paid therefor, if any, if (i) the Participant’s Employment from or services to the Company or an Affiliate is terminated by the Company or the Participant prior to the lapse of such restrictions or (ii) the Restricted Stock is forfeited by the Participant pursuant to the terms of the Award.
(b) Vesting. See Section 10.11 of this Plan for provisions on vesting in connection with termination of Employment or service. Also, see Section 10.12 of this Plan relating to vesting in connection with a Change of Control.
(c) Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under this Plan shall be registered in the name of the Participant and, during the Restricted Period, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank until such time as the restrictions on transfer have lapsed. The grantee of Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that the Committee may in the Award restrict the Participant’s right to dividends until the restrictions on the Restricted Stock lapse. Any certificate or certificates representing shares of Restricted Stock shall bear a legend substantially similar to the following:

The shares represented by this certificate have been issued pursuant to the terms of the 2005 Rowan Companies, Inc. Long-Term Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated , 200 .
7.3     Forfeiture of Restricted Stock. If, for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restricted Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Participant and reacquired by the Company.
7.4     Delivery of Shares of Common Stock. Pursuant to Section 10.5 of this Plan and subject to the withholding requirements of Article XI of this Plan, at the expiration of the Restricted Period, a stock certificate evidencing the Restricted Stock (to the nearest full share) with respect to which the Restricted Period has expired shall be delivered without charge to the Participant, or his personal representative, free of all restrictions under this Plan.
ARTICLE VIII
PERFORMANCE AWARDS
8.1     Performance Awards. The Committee may grant Performance Awards to Employees, Consultants or Non-employee Directors based on performance criteria measured over a period of not less than six (6) months and not more than ten (10) years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8.2 in the case of a Performance Award which is intended to meet the requirements of section 162(m) of the Code.
8.2     Performance Goals. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8.2.

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(a) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to an Employee, which is intended to meet the requirements of the performance-based exception of section 162(m) of the Code performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is “substantially uncertain” at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.
(b) Business Criteria. With respect to any Performance Award granted to an Employee which is intended to meet the requirements of the performance-based exception of section 162(m) of the Code, one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions, businesses, geographical units or individual employees or service providers of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Participant: (i) earnings per share; (ii) price per share, (iii) revenues; (iv) cash flow; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on equity; (ix) economic value added; (x) gross margin; (xi) net income; (xii) pretax earnings; (xiii) pretax earnings before interest, depreciation and amortization; (xiv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (xv) operating income; (xvi) total stockholder return; (xvii) debt reduction; (xviii) safety record; (xix) environmental compliance; and (xx) budget compliance. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or components thereof or a group of comparable companies.
(c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than six (6) months and not more than ten (10) years, as specified by the Committee. Performance goals in the case of any Award granted to a Participant shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Award, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.
(d) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award that is intended to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Employment of the Participant prior to the end of a performance period or settlement of Performance Awards.
(e) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award and the achievement of performance goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award. The Committee may not delegate any responsibility relating to such Performance Awards.
(f) Status of Performance Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulations sec. 1.162-27 and successor regulations thereto) shall constitute “performance-based

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

compensation” within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8.2 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term “Covered Employee” as used herein shall mean any person designated by the Committee, at the time of grant of a Performance Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
ARTICLE IX
OTHER STOCK OR PERFORMANCE-BASED AWARDS
The Committee is hereby authorized to grant to Employees, Non-Employee Directors and Consultants, Other Stock or Performance-Based Awards, which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, units or securities convertible into shares of Common Stock) or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, which shall be contained in a written agreement or other document covering such Awards.
ARTICLE X
CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS
10.1     Vesting and Other General Provisions. Awards shall be evidenced by a written agreement or other document and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Employment by the Participant and terms permitting a Participant to make elections relating to his or her Award which are not inconsistent with the Plan. Notwithstanding the foregoing, except in the case of terminations of employment due to death, Disability, Retirement, Change of Control or such other special circumstances as the Committee in its sole discretion shall determine, any Full Value Award under the Plan to an Employee shall not become 100% vested until such Employee has been employed for at least three years from the date of grant. The preceding sentence shall be construed to permit any such Award to vest ratably over such three-year period and to be up to 25% vested immediately upon date of grant. The foregoing vesting requirement shall not apply to (i) Awards to Non-employee Directors or Consultants, (ii) Awards made to Employees not exceeding 5% of the total shares available for Awards as of the Effective Date, or (iii) Awards made contingent upon shareholder approval of the Plan which were authorized by the Company’s Compensation Committee prior to the Effective Date. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.12, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. Notwithstanding the foregoing, the Committee may amend any Award without the consent of the holder if the Committee deems it necessary to avoid adverse tax consequences to the holder under Code Section 409A. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that, subject to Section 10.12, the Committee shall not have discretion to accelerate or waive any term or condition of an Award (i) if such discretion would cause the Award to have adverse tax consequences

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

to the Participant under 409A, or (ii) if the Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code and such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware Corporation Law, no consideration other than services may be required for the grant of any Award.
10.2     Stand-Alone, Additional, Tandem and Substitute Awards. Subject to Section 2.4 of this Plan, Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any such action contemplated under this Section 10.2 shall be effective only to the extent that such action will not cause (a) the holder of the Award to lose the protection of Section 16(b) of the Exchange Act and rules and regulations promulgated thereunder or (b) any Award that is designed to qualify payments thereunder as performance-based compensation as defined in Section 162(m) of the Code to fail to qualify as such performance-based compensation.
10.3     Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Restricted Stock Unit or Restricted Stock shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).
10.4     Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events; provided, however, that such discretion may not be exercised by the Committee if the exercise of such discretion would result in adverse tax consequences to the Participant under section 409A of the Code. In the discretion of the Committee, Awards granted pursuant to Article VIII of this Plan may be payable in cash or shares to the extent permitted by the terms of the applicable Award agreement and the Plan. Installment or deferred payments may be required by the Committee (subject to Section 1.8 of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement); provided, however, that no deferral shall be required or permitted by the Committee if such deferral would result in adverse tax consequences to the Participant under section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
10.5     Vested and Unvested Awards. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award granted to a Participant pursuant to this Plan, the following shall be delivered to such Participant: (a) with respect to an Award of Restricted Stock, a certificate, without the legend set forth in Section 7.2(c), for the number of shares that are no longer subject to such restrictions, terms and conditions; (b) with respect to an Award of Restricted Stock Unit, to the extent not paid in cash, a certificate for the number of shares equal to the number of shares of Common Stock earned; and (c) with

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

respect to an Award of Stock Appreciation Rights or Performance Awards, cash and/or a certificate for the number of shares equal in value to the number of Stock Appreciation Rights or amount of Performance Awards vested. The number of shares of Common Stock which shall be issuable upon exercise of a Stock Appreciation Right or earning of a Performance Award shall be determined by dividing (1) by (2) where (1) is the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by the Spread or the amount of Performance Award that is earned and payable, as applicable, and (2) is the FMV Per Share of Common Stock on the date of exercise of the Stock Appreciation Right or the date the Performance Award is earned and payable, as applicable. Upon termination, resignation or removal of a Participant under circumstances that do not cause such Participant to become fully vested, any remaining unvested Options, shares of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Performance Awards, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.
10.6     Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.
10.7     Securities Requirements. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.
10.8     Transferability.
(a) Non-Transferable Awards and Options. Except as may be otherwise provided by the Committee in an Award agreement or otherwise, no Award and no right under this Plan, contingent or otherwise, other than Purchased Stock, Bonus Stock or Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 10.8(a) shall be void and ineffective for all purposes.
(b) Ability to Exercise Rights. Except as otherwise specifically provided under this Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares or otherwise exercise rights under this Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

10.9     Rights as a Stockholder.
(a) No Stockholder Rights. Except as otherwise provided in Section 10.9(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 10.9(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.
(b) Holder of Restricted Stock. Unless otherwise approved by the Committee prior to the grant of a Restricted Stock Award, a Participant who has received a grant of Restricted Stock or a permitted transferee of such Participant shall not have any rights of a stockholder until such time as a stock certificate has been issued with respect to all, or a portion of, such Restricted Stock Award.
10.10     Listing and Registration of Shares of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.
10.11     Termination of Employment, Death and Disability.
(a) Termination of Employment. Except as otherwise provided in (b) below, and unless otherwise provided in the Award, if Employment of an Employee or service of a Non-Employee Director or Consultant is terminated for any reason whatsoever, any nonvested Award granted pursuant to this Plan outstanding at the time of such termination and all rights thereunder shall wholly and completely terminate and no further vesting shall occur, and the Employee, Consultant or Non-Employee Director shall be entitled to exercise his or her rights with respect to the portion of the Award vested as of the date of termination for a period that shall end on the earlier of (i) the expiration date set forth in the Award with respect to the vested portion of such Award or (ii) the date that occurs six (6) months after such termination date (three (3) months after the date of termination in the case of an Incentive Option).
(b) Continuation. Notwithstanding any other provision of this Plan, the Committee, in its discretion, may provide for the acceleration of vesting upon death, Disability or Retirement or for the continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee, Consultant or Non-Employee Director.
10.12     Change in Control.
(a) Change in Control. Unless otherwise provided in the Award, in the event of a Change in Control described in the definition of Change in Control under Section 1.2 of this Plan:

(i) the Committee may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

(ii) the Committee may waive all restrictions and conditions of all Restricted Stock and Restricted Stock Unit then outstanding with the result that those types of Awards shall be deemed satisfied, and the Restriction Period or other limitations on payment in full with respect thereto shall be deemed to have

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

expired, as of the date of the Change in Control or such other date as may be determined by the Committee; and

(iii) the Committee may determine to amend Performance Awards and Other Stock or Performance-Based Awards, or substitute new Performance Awards and Other Stock or Performance-Based Awards in consideration of cancellation of outstanding Performance Awards and any Other Stock or Performance-Based Awards, in order to ensure that such Awards shall become fully vested, deemed earned in full and promptly paid to the Participants as of the date of the Change in Control or such other date as may be determined by the Committee, without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions shall not have been completed or satisfied.
Notwithstanding the above provisions of this Section 10.12(a), the Committee shall not be required to take any action described in the preceding provisions of this Section 10.12(a), and any decision made by the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.12(a) shall be final, binding and conclusive with respect to the Company, all Participants and all other interested persons.
(b) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Awards. Such right shall be exercised by written notice to all Participants. For purposes of this Section 10.12(b), the “cash value” of an Award shall equal the sum of (i) all cash to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option and (ii) in the case of any Award that is an Option, the excess of the “market value” (defined below) per share over the Option price, if any, multiplied by the number of shares subject to such Award. For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five (5) trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 10.12(b) shall be paid in cash or by certified check and shall be reduced by any taxes required to be withheld.
ARTICLE XI
WITHHOLDING FOR TAXES
Any issuance of Common Stock pursuant to the exercise of an Option or in payment of any other Award under this Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto at the minimum statutory rate, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.
Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the minimum statutory tax rate) from such Award payment or exercise.

Rowan Companies, Inc. 2005 Proxy Statement	Appendix B

ARTICLE XII
MISCELLANEOUS
12.1     No Rights to Awards or Uniformity Among Awards. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.
12.2     Conflicts with Plan. In the event of any inconsistency or conflict between the terms of this Plan and an Award, the terms of this Plan shall govern.
12.3     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Award.
12.4     Governing Law. The validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with applicable federal law and the laws of the State of Texas with venue in Harris County, without regard to any principles of conflicts of law.
12.5     Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of this Plan.
12.6     Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of this Plan and any such Award shall remain in full force and effect.
12.7     Other Laws. The Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.
12.8     Stockholder Agreements. The Committee may condition the grant, exercise or payment of any Award upon such person entering into a stockholders’ or repurchase agreement in such form as approved from time to time by the Board.
12.9     Funding. Except as provided under Article VII of this Plan, no provision of this Plan shall require or permit the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Consultants or Non-Employee Directors under general law.
12.10     No Guarantee of Tax Consequences. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

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Rowan Companies, Inc.
	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1.	The Board of Directors approves and recommends a vote FOR the listed nominees for Class II Director.

	For	Withhold

01 – R. G. Croyle	☐	☐

02 – D.F. McNease	☐	☐

03 – Lord Moynihan	☐	☐

B	Issues
		For	Against	Abstain
2.	The Board of Directors approves and recommends a vote FOR the approval of the 2005 Rowan Companies, Inc. Long-Term Incentive Plan.	☐	☐	☐

C	Authorization of discretion by Proxies

3.	Authorizing the proxies, in their discretion, to vote on any other matter properly coming before the meeting or any adjournment thereof.

D	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please complete, sign and return this proxy promptly in the enclosed envelope. Sign exactly as the name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. When shares are held by joint tenants, both should sign. If the signature is for a corporation, please sign the full corporate name by an authorized officer. If the signature is for a partnership, please sign the full partnership name by an authorized person. If shares are registered in more than one name, all holders must sign.

Signature 1 – Please keep signature within the box

Signature 2 – Please keep signature within the box

Date (mm/dd/yyyy)

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Proxy – Rowan Companies, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints D.F. McNease and Mark H. Hay proxies, each with power to act without the other and with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side hereof, all the shares of stock of Rowan Companies, Inc. (“Company”) standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held April 22, 2005 or any adjournment thereof.

IF A CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS VOTING THE PROXY WITH RESPECT TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. ALL PRIOR PROXIES ARE HEREBY REVOKED.

(Continued and to be signed on the reverse side.)